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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934


                      Date of Report: December 16, 2002


                        GALYAN'S TRADING COMPANY, INC.
            (Exact name of registrant as specified in its charter)


                        COMMISSION FILE NO. 000-32911

                INDIANA                                        35-1529720
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                       Identification No.)


          2437 EAST MAIN STREET
           PLAINFIELD, INDIANA                                    46168
(Address of principal executive offices)                       (Zip Code)



                                (317) 612-2000
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
        (Former name or former address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

         On December 16, 2002, the Company filed with the SEC its Quarterly
Report on Form 10-Q for the quarter ended November 2, 2002. As required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), this filing was accompanied by a certification of the Company's Principal Executive Officer and its Principal
Financial Officer as to the matters required by Section 906. A copy of this certification is included herewith as an Exhibit.

         The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALYAN'S TRADING COMPANY, INC.


     Date: December 16, 2002        by: /s/ C. David Zoba
                                    ---------------------

                                    C. David Zoba
                                    Executive Vice President, General Counsel and Secretary


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                                EXHIBIT INDEX

The following exhibits are furnished as part of this Report:

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
Exhibit       Description
-------       -----------

99.1          Certification pursuant to Section 906 of Principal Executive Officer dated December 16, 2002.
99.2          Certification pursuant to Section 906 of Principal Financial Officer dated December 16, 2002.